EXHIBIT 10.68(a)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No.1 TO LETTER AGREEMENT COM0191-10

This Amendment No.1 to Letter Agreement COM0191-10, dated as of March 11, 2011 (“Amendment No. 1”) relates to the Letter Agreement COM0191-10 (the “Letter Agreement”) between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and Republic Airline Inc. (“Buyer”) dated November 3rd, 2010 (collectively referred to herein as “Agreement”). This Amendment No. 1 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No.1 sets forth additional agreements between Embraer and Buyer.

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No.1, which are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No.1 and the Letter Agreement the terms, conditions and provisions of this Amendment No.1 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	CHANGES

a.	In Section 1.3(f) of the Letter Agreement, [ Confidential] is changed to [*].

b	In Section 8(b) of the Letter Agreement, [*] is changed to [*] each time it appears.

c.	In [*] Section 9.1 of the Letter Agreement, on line three [*] is changed to [*], and on line four [*] is changed to [*].

d.	In Section 1.2 to Schedule 2 to the Letter Agreement, [*] is changed to [*] each time it appears and [*] is changed to [*].

2.	COUNTERPARTS

This Amendment No.1 may be executed in counterparts, which together shall constitute a single instrument and shall be governed by and construed in accordance with the laws of the State of New York.

3.	MISCELLANEOUS
All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 1 shall remain valid in full force and effect without any change.

* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No.1 to Letter Agreement to be effective as of the date first written above.

Embraer S.A.	Republic Airline Inc.
By /s/ Paulo Cesar de Souza de Silva Name: Paulo Cesar de Souza de Silva Title: Executive Vice President Airline Market	By /s/ Bryan K. Bedford Name: Bryan K. Bedford Title: President and CEO
By/s/ Artur Coutinho Name:Artur Coutinho Title:Executive Vice President of Industrial Operations	Date: Place:
Date: Place:

Witness: /s/ Carlos Martin Dutra            Witness: /s/ Lars-Erik Arnell

Name: Carlos Martin Dutra             Name: Lars-Erik Arnell

* Confidential